UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22207

Oppenheimer Master Event-Linked Bond Fund, LLC

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (303) 768-3200

Date of fiscal year end:   September 30

Date of reporting period:   9/30/2017

Item 1.  Reports to Stockholders.

Annual Report	9/30/2017

Oppenheimer Master Event-Linked Bond Fund, LLC

PORTFOLIO MANAGER: Caleb Wong

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/17

	Oppenheimer Master Event- Linked Bond Fund, LLC	Swiss Re Cat Bond Total Return Index
1-Year	-4.39%	-2.53%
5-Year	4.61	5.35
Since Inception (6/16/08)	4.63	6.77

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Fund returns include changes in share price and reinvested distributions. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the Swiss Re Cat Bond Total Return Index, which tracks outstanding U.S. dollar denominated catastrophe bonds. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance

2        OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer Master Event-Linked Bond Fund, LLC are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Investments in the Fund may only be made by certain “accredited investors” within the meaning of Regulation D under the Securities Act, including other investment companies. This report does not constitute an offer to sell, or the solicitation of an offer to buy, any interests in the Fund.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

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Fund Performance Discussion

The Fund produced a return of -4.39% over the one-year reporting period ended September 30, 2017, compared to its benchmark, the Swiss Re Cat Bond Total Return Index, which returned -2.53%.

The Fund was impacted negatively as global insurance and reinsurance markets endured one of the most challenging periods in history in late August through September 2017 amid an unprecedented number of large and impactful natural disaster events that occurred. Despite having a more diverse overall peril/region exposure for our Fund when compared to the Index, the Fund’s top detractors from performance were its exposures within Florida Wind and Mexico Earthquake. While the Fund is underweight U.S. Wind overall, going into the Hurricane Irma event, it held a slight overweight to

Florida Wind. Within that peril/region, we held an underweight to multi-peril bonds with Florida Wind and overweight to certain single peril bonds, with underperformance driven by the bonds that had loss triggers sensitive to lower levels of losses, and certain higher-yielding multi-peril bonds with Florida risk and aggregate loss triggers that traded down more in anticipation of the storm. We also held an overweight to Mexico earthquake.

As of September 30, 2017 at least two cat bonds were priced for total loss – one from the Irma hurricane and the other from the

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

4        OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Mexico earthquake (both of which our portfolio held) — while another has priced for at least partial trigger from Irma (which we do not hold).

Overall, two groups of bonds have been underperforming, in particular: (1) single peril Florida bonds with per occurrence or aggregate risk triggers (Irma effect); (2) multi-peril bonds with aggregate risk triggers (which will look at impact from exposures across multiple events over the course of 2017, including Hurricanes Harvey, Irma and Maria, Mexico quakes, and other events such as U.S. thunderstorm losses from earlier this year).

Some of the bonds that were marked down severely in the initial anticipation of a major hit by Irma (including across the Miami area), have started to recover as the loss determination process has proceeded post-event. A number of aggregate trigger bonds remain discounted, pending any further events over the specified time period that has not ended yet. If there are no further event-related losses this year, we believe many of those bonds could also move back up towards par again. The post-event loss assessment is ongoing and can take months.

During the course of September 2017, the Index and our portfolio whipsawed as prices changed to discount the potential impact of the storms as they emerged. Now that the events during this time period are behind us, the bonds are undergoing re-pricing as losses are determined and reported by the bond’s sponsors.

In summary, performance was initially driven by Irma’s uncertain path as it moved to strike Florida, as well as post-event loss assessments and reporting. At the same time, the cumulative losses of Harvey, Irma, Maria and other events are introducing uncertainty to bonds with aggregate risk triggers.

Positive contributors to performance included Residential Reinsurance 2013 Ltd., which is a high-yielding multi-peril bond issue. In the closing months of the reporting period, this issue had sufficient yield to offset the negative price returns that the bonds generated due to exposure to Florida Wind risk. In addition, Horse Capital I DAC Class C benefited performance. This is a new peril risk bond that exposes investors to catastrophic losses for motor liability risk. The issuer is a major Italian insurance company seeking to reduce its exposure in the auto insurance markets in Europe. Absence of events in this category resulted in positive results.

OUTLOOK

As we look forward into the final quarter of the year, we should expect more sponsors to issue updated loss reports for their books of business, which may lead to re-pricing of bonds to their appropriate levels. In addition, bonds with aggregate loss triggers could have the potential to rally if the cumulative losses for the year do not further increase to a level

5        OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

that would lead to partial or complete default of the bond.

Looking beyond these price dynamics, the events of Harvey, Irma, Maria and Mexico’s earthquakes as well as the rest of the events for 2017, could have a long-lived impact on the global insurance and reinsurance markets. While we still have another quarter remaining in 2017, as noted the year is already estimated to be the third largest loss year for insurers and reinsurers, with 2011 and 2005 as the top 2 in today’s dollars. It is important to know that for those years, the losses did lead to a rise in reinsurance rates in the subsequent year.

We believe it is likely to happen again in 2017 for two reasons: First, a sufficient level of capital that reinsurers have set aside to pay for losses has been destroyed or will be trapped as collateral for potential future loss payments. These estimates currently range from $50 to $70 billion. Second, premium demand continues to grow so the imbalance of supply and demand for reinsurance is likely to swing in favor of the suppliers of reinsurance. If that occurs, a rate rise could filter down to cat bond yields as reinsurance rates and cat bond yields are highly correlated since both prices reflect the price of reinsurance.

6        OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Top Holdings and Allocations

PORTFOLIO ALLOCATION
Event-Linked Bonds
Multiple Event	41.7%
Earthquake	29.4
Windstorm	25.5
Other	2.2
Longevity	0.6
Pandemic	0.4
Investment Company
Oppenheimer Institutional
Government Money Market
Fund	0.2

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2017, and are based on the total market value of investments.

REGION OF RISK

North America	61.5%
Asia	16.2
Multi-Region	14.8
Europe	7.5

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2017, and are based on the total market value of event-linked securities

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	2.4%
BBB	0.8
BB	16.2
B	1.8
Unrated	78.8
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of September 30, 2017, and are subject to change. Except for securities labeled “Unrated,” all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Sub-Adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Government Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

7        OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended September 30, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8        OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Actual	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During 6 Months Ended September 30, 2017

	$1,000.00	$939.50	$2.24

Hypothetical
(5% return before expenses)

	1,000.00	1,022.76	2.34

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The annualized expense ratio, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2017 is as follows:

Expense Ratio

0.46%

The expense ratio reflects voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” table in the Fund’s financial statements, included in this report, also shows the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

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STATEMENT OF INVESTMENTS September 30, 2017

		Principal Amount	Value

Event-Linked Bonds—98.8%

Earthquake—29.1%

Acorn Re Ltd. Catastrophe Linked Nts., 4.546% [US0006M+329], 7/17/18[1,2]		$3,500,000	$3,540,775

Azzurro Re I Ltd. Catastrophe Linked Nts., 2.15% [EUR003M+215], 1/16/19[1,2]	EUR	4,000,000	4,747,692

Bosphorus Ltd. Catastrophe Linked Nts., 4.468% [US0006M+325], 8/17/18[1,2]		2,400,000	2,424,840

Buffalo Re Ltd. Catastrophe Linked Nts.:
4.348% [US0006M+325], 4/7/20[1,2]		2,250,000	2,244,487
7.848% [US0006M+675], 4/7/20[1,2]		1,500,000	1,486,200

Golden State Re II Ltd. Catastrophe Linked Nts., 3.248% [T-BILL 3MO+220], 1/8/19[1,2]		3,750,000	3,761,062

International Bank for Reconstruction & Development Catastrophe Linked Nts., 5.572% [US0006M+450], 8/11/201,[2,3]		2,875,000	169,050

Kilimanjaro Re Ltd. Catastrophe Linked Nts., 4.798% [T-BILL 3MO+375], 11/25/19[1,2]		2,625,000	2,664,769

Kizuna Re II Ltd. Catastrophe Linked Nts.:
3.298% [T-BILL 3MO+225], 4/6/18[1,2]		4,250,000	4,259,562
3.548% [T-BILL 3MO+250], 4/6/18[1,2]		3,950,000	3,961,652

Merna Re Ltd. Catastrophe Linked Nts.:
3.048% [T-BILL 3MO+200], 4/8/20[2,4]		1,750,000	1,750,087
3.298% [T-BILL 3MO+225], 4/8/19[1,2]		3,500,000	3,511,375

Nakama Re Ltd. Catastrophe Linked Nts.:
3.173% [T-BILL 3MO+212.5], 1/16/19[1,2]		2,500,000	2,515,875
3.298% [T-BILL 3MO+225], 4/13/18[1,2]		2,000,000	2,003,700
3.548% [T-BILL 3MO+250], 4/13/18[1,2]		2,750,000	2,747,662
3.706% [US0006M+220], 10/13/21[1,2]		3,100,000	3,162,465
3.923% [T-BILL 3MO+287.5], 1/16/20[2,4]		2,790,000	2,836,175
3.923% [T-BILL 3MO+287.5], 1/14/21[1,2]		2,000,000	2,025,500
4.298% [T-BILL 3MO+325], 1/14/21[2,4]		2,750,000	2,829,613
4.756% [US0006M+325], 10/13/21[1,2]		3,750,000	3,863,438

Panda Re Ltd. Catastrophe Linked Nts., 4.05% [T-BILL 3MO+405], 7/9/18[2]		1,750,000	1,767,938

Torrey Pines Re Ltd. Catastrophe Linked Nts.:
4.802% [US0006M+375], 6/9/20[1,2]		2,850,000	2,856,983
7.302% [US0006M+625], 6/9/20[1,2]		3,450,000	3,486,053

Ursa Re Ltd. Catastrophe Linked Nts.:
3.50% [MM+350], 12/7/17[1,2]		2,500,000	2,505,625
4.00% [MM+400], 12/10/19[1,2]		2,000,000	2,017,100
5.00% [MM+500], 12/7/17[1,2]		1,000,000	1,002,050
5.00% [MM+500], 9/21/18[1,2]		1,000,000	1,011,450
6.00% [MM+600], 5/27/20[1,2]		4,250,000	4,262,538

			75,415,716

Longevity—0.6%

Vita Capital VI Ltd. Catastrophe Linked Nts., 3.647% [US0006M+290], 1/8/21[1,2]		1,500,000	1,546,575

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		Principal Amount	Value

Multiple Event—41.2%

Atlas IX Capital DAC Catastrophe Linked Nts.:
4.525% [US0003M+325], 1/17/19[1,2]		$2,000,000	$2,035,500
9.00% [US0003M+783], 1/7/19[1,2]		2,000,000	556,400

Blue Halo Re Ltd. Catastrophe Linked Nts.:
9.302% [T-BILL 3MO+825], 7/26/19[1,2]		2,250,000	1,930,275
15.052% [T-BILL 3MO+1,400], 6/21/19[1,2]		4,500,000	3,053,700

Bonanza Re Ltd. Catastrophe Linked Nts.:
4.858% [US0006M+375], 12/31/19[1,2]		1,000,000	937,450
6.108% [US0006M+500], 12/31/19[1,2]		1,000,000	926,750

Caelus Re IV Ltd. Catastrophe Linked Nts., 6.542% [T-BILL 3MO+549], 3/6/20[1,2]		3,750,000	3,920,812

Caelus Re V Ltd. Catastrophe Linked Nts.:
5.552% [T-BILL 3MO+450], 6/5/20[1,2]		1,250,000	1,282,312
10.302% [T-BILL 3MO+925], 6/5/20[1,2]		3,750,000	3,685,312

Citrus Re Ltd. Catastrophe Linked Nts., 7.076% [US0006M+600], 3/18/20[1,2]		1,500,000	1,204,200

Cranberry Re Ltd. Catastrophe Linked Nts.:
3.049% [US0006M+200], 7/13/20[1,2]		3,500,000	3,528,875
4.951% [T-BILL 3MO+390], 7/6/18[1,2]		1,000,000	1,028,050

East Lane Re VI Ltd. Catastrophe Linked Nts.:
3.702% [T-BILL 3MO+265], 3/14/18[1,2]		1,350,000	1,361,137
4.442% [T-BILL 3MO+339], 3/13/20[1,2]		3,000,000	3,055,650

Fortius Re II Ltd. Catastrophe Linked Nts., 4.803%, 7/7/21[1,5]		3,000,000	3,022,650

Galilei Re Ltd. Catastrophe Linked Nts.:
5.645% [US0006M+450], 1/8/21[1,2]		2,000,000	2,009,700
6.395% [US0006M+525], 1/8/21[1,2]		1,500,000	1,445,400
14.375% [US0006M+1,325], 1/8/20[1,2]		1,500,000	952,350
14.395% [US0006M+1,325], 1/8/21[1,2]		3,000,000	1,668,900

Galileo Re Ltd. Catastrophe Linked Nts.:
14.288% [T-BILL 3MO+1,324], 1/8/19[1,2]		3,500,000	1,515,150
14.548% [T-BILL 3MO+1,350], 1/8/18[1,2]		1,000,000	470,600

Kilimanjaro II Re Ltd. Catastrophe Linked Nts., 11.209% [US0006M+1000], 4/20/21[1,2]		3,000,000	1,945,200

Kilimanjaro Re Ltd. Catastrophe Linked Nts., 10.298% [T-BILL 3MO+925], 12/6/19[1,2]		2,750,000	2,704,625

Lion II RE DAC Catastrophe Linked Nts., 2.681% [EUR006M+300], 7/15/21[1,2]	EUR	4,500,000	5,324,533

Loma Reinsurance Bermuda Ltd. Catastrophe Linked Nts.:
8.24% [MM+824], 1/8/18[1,2]		1,250,000	1,232,312
13.368% [T-BILL 3MO+1,232], 1/8/18[1,2]		2,750,000	2,532,063
18.338% [T-BILL 3MO+1,729], 1/8/18[1,2]		3,750,000	2,737,500

Long Point Re III Ltd. Catastrophe Linked Nts., 3.50% [MM+350], 5/23/18[1,2]		1,000,000	1,006,350

MetroCat Re Ltd. Catastrophe Linked Nts., 4.748% [T-BILL 3MO+370], 5/8/20[1,2]		3,000,000	3,044,250

Northshore Re II Ltd. Catastrophe Linked Nts., 8.298% [T-BILL 3MO+725], 7/6/20[1,2]		2,250,000	2,269,013

PennUnion Re Ltd. Catastrophe Linked Nts., 5.552% [T-BILL 3MO+450], 12/7/18[1,2]		1,000,000	1,005,350

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STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value

Multiple Event (Continued)

Residential Reinsurance 2013 Ltd. Catastrophe Linked Nts.:
6.302% [T-BILL 3MO+525], 12/6/17[1,2]		$50,000	$50,323
21.052% [T-BILL 3MO+2,000], 12/6/17[1,2]		4,240,000	4,300,844

Residential Reinsurance 2014 Ltd. Catastrophe Linked Nts., 16.032% [T-BILL 3MO+1498], 6/6/18[1,2]		5,000,000	4,248,500

Residential Reinsurance 2015 Ltd. Catastrophe Linked Nts., 12.022% [T-BILL 3MO+1097], 6/6/19[1,2]		4,250,000	3,743,825

Residential Reinsurance 2016 Ltd. Catastrophe Linked Nts.:
1.981%, 12/6/17[1,6]		2,300,000	2,246,870
4.302% [T-BILL 3MO+325], 6/6/20[1,2]		1,000,000	1,007,050
12.602% [T-BILL 3MO+1,155], 6/6/20[1,2]		4,750,000	4,048,900

Residential Reinsurance 2017 Ltd. Catastrophe Linked Nts., 17.761%, 6/6/18[1,6]		1,750,000	1,446,638

Riverfront Re Ltd. Catastrophe Linked Nts.:
5.552% [T-BILL 3MO+450], 1/15/21[1,2]		2,750,000	2,752,888
7.302% [T-BILL 3MO+625], 1/15/21[1,2]		1,750,000	1,755,425

Sanders Re Ltd. Catastrophe Linked Nts.:
4.177% [US0006M+300], 12/6/21[1,2]		3,750,000	3,784,313
4.367% [US0006M+325], 6/5/20[1,2]		3,000,000	2,957,400

Spectrum Capital Ltd. Catastrophe Linked Nts., 6.903% [US0006M+575], 6/8/21[1,2]		1,750,000	1,711,675

Tradewynd Re Ltd. Catastrophe Linked Nts.:
5.40% [MM+540], 1/8/18[1,2]		4,500,000	4,442,625
7.43% [MM+743], 1/8/18[1,2]		3,000,000	2,880,000
9.711% [T-BILL 3MO+866], 7/9/18[1,2]		750,000	743,550

Tramline Re II Ltd. Catastrophe Linked Nts., 9.301% [T-BILL 3MO+825], 1/4/19[1,2]		1,550,000	1,548,760

			107,061,955

Other—2.2%

Benu Capital Ltd. Catastrophe Linked Nts., 3.35% [EUR003M+335], 1/8/20[2,4]	EUR	500,000	602,060

Horse Capital I DAC Catastrophe Linked Nts., 12% [EUR003M+1200], 6/15/20[1,2]	EUR	2,250,000	2,664,859

Vitality Re VII Ltd. Catastrophe Linked Nts., 3.202% [T-BILL 3MO+215], 1/7/20[1,2]		1,000,000	1,011,550

Vitality Re VIII Ltd. Catastrophe Linked Nts.:
2.802% [T-BILL 3MO+175], 1/8/21[1,2]		1,000,000	1,004,550
3.052% [T-BILL 3MO+200], 1/8/21[1,2]		500,000	503,225

			5,786,244

Pandemic—0.4%

International Bank for Reconstruction and Development Catastrophe Linked Nts., 6.90%, 7/15/20		1,000,000	1,002,100

Windstorm—25.3%

Akibare Re Ltd. Catastrophe Linked Nts., 3.689% [US0006M+234], 4/7/20[1,2]		3,710,000	3,771,400

12        OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

		Principal Amount	Value

Windstorm (Continued)

Alamo Re Ltd. Catastrophe Linked Nts.:
4.802% [T-BILL 3MO+375], 6/8/20[1,2]		$3,750,000	$3,794,812
5.452% [T-BILL 3MO+440], 6/7/19[1,2]		1,000,000	1,012,650
5.862% [T-BILL 3MO+481], 6/7/18[1,2]		3,250,000	3,277,462

Aozora Re Ltd. Catastrophe Linked Nts.:
3.157% [US0006M+200], 4/7/21[1,2]		3,750,000	3,778,687
3.549% [US0006M+220], 4/7/20[1,2]		2,000,000	2,028,500

Calypso Capital II Ltd. Catastrophe Linked Nts., 3.66% [EUR003M+366], 1/8/18[1,2]	EUR	3,500,000	4,140,476

Casablanca Re Ltd. Catastrophe Linked Nts.:
5.25%, 6/4/20[4]		1,500,000	1,350,000
16.989%, 6/4/20[3,4]		1,250,000	375,000

Citrus Re Ltd. Catastrophe Linked Nts.:
7.50% [T-BILL 3MO+774], 2/25/19[1,2]		1,000,000	814,100
11.191% [T-BILL 3MO+1,014], 4/9/18[1,2]		1,000,000	537,200
12.081% [T-BILL 3MO+1,103], 2/25/19[1,2]		4,500,000	2,385,000

Everglades Re II Ltd. Catastrophe Linked Nts., 6.052% [T-BILL 3MO+500], 5/8/20[1,2]		2,750,000	2,365,963

First Coast Re 2016 Ltd. Catastrophe Linked Nts., 4.959% [T-BILL 3MO+391], 6/7/19[1,2]		2,250,000	2,184,863

First Coast Re 2017-1 Ltd. Catastrophe Linked Nts., 5.299% [T-BILL 3MO+425], 6/7/21[1,2]		3,000,000	2,927,250

Gator Re Ltd. Catastrophe Linked Nts., 1.548% [T-BILL 3MO+50], 10/9/17[2,4]		962,500	2,406

Integrity Re Ltd. Catastrophe Linked Nts.:
5.302% [US0006M+425], 6/10/20[1,2]		3,750,000	3,582,188
15.552% [US0006M+1,450], 6/10/20[1,2]		750,000	363,750

International Bank for Reconstruction & Development Catastrophe Linked Nts.:
6.994% [US0006M+590], 12/20/19[1,2]		2,875,000	2,896,419
10.394% [US0006M+930], 12/20/19[1,2]		2,550,000	2,555,674

Manatee Re Ltd. Catastrophe Linked Nts.:
6.348% [T-BILL 3MO+530], 12/22/17[1,2]		4,000,000	3,767,200
16.25%, 3/10/19[1]		4,000,000	240,000

Pelican III Re Ltd. Catastrophe Linked Nts., 4.592% [T-BILL 3MO+354], 4/16/18[1,2]		3,000,000	3,031,650

Pelican IV Re Ltd. Catastrophe Linked Nts., 3.313% [US0006M+225], 5/5/20[1,2]		3,750,000	3,786,563

Queen Street X Re Ltd. Catastrophe Linked Nts., 6.802% [T-BILL 3MO+575], 6/8/18[1,2]		4,000,000	4,035,800

Queen Street XI Re DAC Catastrophe Linked Nts., 7.202% [T-BILL 3MO+615], 6/7/19[1,2]		3,500,000	3,554,075

Queen Street XII Re Designated Activity Co. Catastrophe Linked Nts., 6.564% [US0006M+525], 4/8/20[1,2]		3,000,000	3,022,650

			65,581,738

Total Event-Linked Bonds (Cost $279,399,627)			256,394,328

13        OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Investment Company—0.2%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.98%[7,8]
(Cost $439,764)	439,764	$439,764

Total Investments, at Value (Cost $279,839,391)	99.0%	256,834,092

Net Other Assets (Liabilities)	1.0	2,624,330

Net Assets	100.0%	$259,458,422

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $243,878,949 or 94.00% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

3. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

4. Restricted security. The aggregate value of restricted securities at period end was $9,745,341, which represents 3.76% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Benu Capital Ltd. Catastrophe Linked Nts., 3.35% [EUR003M+335], 1/8/20	1/8/16	$547,652	$602,060	$54,408
Casablanca Re Ltd. Catastrophe Linked Nts., 5.25%, 6/4/20	5/26/17	1,500,000	1,350,000	(150,000)
Casablanca Re Ltd. Catastrophe Linked Nts., 16.989%, 6/4/20	5/26/17	1,250,000	375,000	(875,000)
Gator Re Ltd. Catastrophe Linked Nts., 1.548% [T-BILL 3MO+50], 10/9/17	11/25/15-4/18/16	962,500	2,406	(960,094)
Merna Re Ltd. Catastrophe Linked Nts., 3.048% [T-BILL 3MO+200], 4/8/20	3/22/17	1,750,000	1,750,087	87
Nakama Re Ltd. Catastrophe Linked Nts., 3.923% [T-BILL 3MO+287.5], 1/16/20	12/12/14-5/11/17	2,806,003	2,836,175	30,172
Nakama Re Ltd. Catastrophe Linked Nts., 4.298% [T-BILL 3MO+325], 1/14/21	12/14/15	2,750,000	2,829,613	79,613

		$11,566,155	$9,745,341	$(1,820,814)

5. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

6. Zero coupon bond reflects effective yield on the original acquisition date.

7. Rate shown is the 7-day yield at period end.

8. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

14        OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Footnotes to Statement of Investments (Continued)

	Shares September 30, 2016	Gross Additions	Gross Reductions	Shares September 30, 2017

Oppenheimer Institutional Government Money Market Fund, Cl. E	8,774,943	143,862,546	152,197,725	439,764

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)

Oppenheimer Institutional Government Money Market Fund, Cl. E	$439,764	$28,442	$—	$—

Forward Currency Exchange Contracts as of September 30, 2017

Counter -party	Settlement Month(s)	Currency Purchased (000’s)	Currency Sold (000’s)	Unrealized Appreciation

DEU	12/2017	USD 17,816	EUR 14,750	$313,083

Glossary:
DEU	Deutsche Bank AG

Currency abbreviations indicate amounts reporting in currencies
EUR	Euro

Definitions
EUR003M	EURIBOR 3 Month ACT/360
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
MM	Money Market Reference Rate
T-BILL 3MO	US Treasury Bill 3 Month
US0003M	ICE LIBOR USD 3 Month
US0006M	ICE LIBOR USD 6 Month

See accompanying Notes to Financial Statements.

15        OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

STATEMENT OF ASSETS AND LIABILITIES September 30, 2017

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $279,399,627)	$256,394,328
Affiliated companies (cost $439,764)	439,764

256,834,092

Unrealized appreciation on forward currency exchange contracts	313,083

Receivables and other assets:
Interest and dividends	2,459,534
Other	17,843

Total assets	259,624,552

Liabilities
Bank overdraft	51,267

Payables and other liabilities:
Shares of beneficial interest redeemed	42,813
Directors’ compensation	16,394
Shareholder communications	2,796
Other	52,860

Total liabilities	166,130

Net Assets—applicable to 17,033,602 shares of beneficial interest outstanding	$259,458,422

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$15.23

See accompanying Notes to Financial Statements.

16        OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

STATEMENT

OF OPERATIONS For the Year Ended September 30, 2017

Investment Income
Interest (net of foreign withholding taxes of $56,793)	$17,504,455

Dividends from affiliated companies	28,442

Total investment income	17,532,897

Expenses
Management fees	1,115,139

Transfer and shareholder servicing agent fees	13,939

Shareholder communications	15,089

Legal, auditing and other professional fees	91,647

Directors’ compensation	15,464

Custodian fees and expenses	8,989

Other	9,304

Total expenses	1,269,571
Less reduction to custodian expenses	(114)
Less waivers and reimbursements of expenses	(4,967)

Net expenses	1,264,490

Net Investment Income	16,268,407

Realized and Unrealized Gain (Loss)
Net realized loss on:
Investment transactions in unaffiliated companies	(423,332)
Foreign currency transactions	(47,387)
Forward currency exchange contracts	(368,840)

Net realized loss	(839,559)

Net change in unrealized appreciation/depreciation on:
Investment transactions in unaffiliated companies	(27,632,915)
Translation of assets and liabilities denominated in foreign currencies	(605)
Forward currency exchange contracts	373,097

Net change in unrealized appreciation/depreciation	(27,260,423)

Net Decrease in Net Assets Resulting from Operations	$(11,831,575)

See accompanying Notes to Financial Statements.

17        OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2017	Year Ended September 30, 2016

Operations
Net investment income	$16,268,407	$ 15,798,188

Net realized loss	(839,559)	(4,263,716)

Net change in unrealized appreciation/depreciation	(27,260,423)	4,300,353

Net increase (decrease) in net assets resulting from operations	(11,831,575)	15,834,825

Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Proceeds from Contributions	7,030,710	20,663,894
Payments from Withdrawals	(30,315,932)	(49,701,149)

	(23,285,222)	(29,037,255)

Net Assets
Total decrease	(35,116,797)	(13,202,430)

Beginning of period	294,575,219	307,777,649

End of period	$259,458,422	$ 294,575,219

See accompanying Notes to Financial Statements.

18        OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

FINANCIAL HIGHLIGHTS

	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013

Per Share Operating Data
Net asset value, beginning of period	$15.93	$15.10	$14.39	$13.52	$12.16

Income (loss) from investment operations:
Net investment income[1]	0.94	0.80	0.79	0.91	1.04
Net realized and unrealized gain (loss)	(1.64)	0.03	(0.08)	(0.04)	0.32

Total from investment operations	(0.70)	0.83	0.71	0.87	1.36

Net asset value, end of period	$15.23	$15.93	$15.10	$14.39	$13.52

Total Return, at Net Asset Value[2]	(4.39)%	5.50%	4.93%	6.43%	11.18%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$259,458	$294,575	$307,778	$384,271	$391,242

Average net assets (in thousands)	$278,438	$302,605	$311,603	$382,966	$376,007

Ratios to average net assets:[3]
Net investment income	5.84%	5.22%	5.40%	6.49%	8.16%
Total expenses[4]	0.46%	0.45%	0.43%	0.42%	0.43%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.46%[5]	0.45%[5]	0.43%[5]	0.42%[5]	0.43%[5]

Portfolio turnover rate	53%	43%	42%	39%	21%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2017	0.46%
Year Ended September 30, 2016	0.45%
Year Ended September 30, 2015	0.43%
Year Ended September 30, 2014	0.42%
Year Ended September 30, 2013	0.43%

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

19        OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO FINANCIAL STATEMENTS September 30, 2017

1. Organization

Oppenheimer Master Event-Linked Bond Fund (the “Fund”) is organized as a Delaware limited liability company and registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end, management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

Shares of the Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Investments in the Fund may only be made by certain “accredited investors” within the meaning of Regulation D under the Securities Act, including other investment companies. The Fund currently offers one class of shares.

For federal income tax purposes, the Fund qualifies as a partnership, and each investor in the Fund is treated as the owner of its proportionate share of the net assets, income, expenses, and realized and unrealized gains and losses of the Fund. Accordingly, as a “pass-through” entity, the Fund pays no dividends or capital gain distributions.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent

20        OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

2. Significant Accounting Policies (Continued)

of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund paid interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. This rate increased to the Federal Funds Rate plus 2.00% effective January 1, 2017. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund, as an entity, will not be subject to U.S. federal income tax. The Fund will be treated for U.S. federal income tax purposes as a partnership, and not as an association taxable as a corporation. Therefore, a tax provision is not required. Each shareholder is required for U.S. federal income tax purposes to take into account, in its taxable year with which (or within which a taxable year of the Fund ends), its distributive share of all items of Fund income, gains, losses, and deductions for such taxable year of the Fund. A shareholder must take such items into account even if the Fund does not distribute cash or other property

21        OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

to such shareholder during its taxable year.

Although the Fund is treated as a partnership for Federal tax purposes, it is intended that the Fund’s assets, income and distributions will be managed in such a way that investment in the Fund would not cause an investor that is a regulated investment company under Subchapter M of the Code (“RIC”) to fail that qualification.

The Fund has analyzed its tax positions for the fiscal year ended September 30, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Event-linked bonds, are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include reported trade data and broker-dealer price quotations.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are

22        OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

3. Securities Valuation (Continued)

derived using the nearest dated forward currency rate.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated

23        OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Event-Linked Bonds	$—	$255,850,278	$544,050	$256,394,328
Investment Company	439,764	—	—	439,764

Total Investments, at Value	439,764	255,850,278	544,050	256,834,092
Other Financial Instruments:
Forward currency exchange contracts	—	313,083	—	313,083

Total Assets	$439,764	$256,163,361	$544,050	$257,147,175

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’ s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer

24        OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

4. Investments and Risks (Continued)

Institutional Government Money Market Fund (“IGMMF”) which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Event-Linked Bonds. The Fund invests in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Statement of Operations upon the sale or maturity of such securities.

At period end, securities with an aggregate market value of $256,394,328, representing 98.8% of the Fund’s net assets were comprised of event-linked bonds.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Directors as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Concentration Risk. Focusing on one type of investment, event-linked bonds, rather than a broad spectrum of investments, makes the Fund’s share price particularly sensitive to market, economic and natural and non-natural events that may affect this investment type. The Fund’s investment in event-linked bonds may be speculative and subject to greater price volatility than other types of investments.

Shareholder Concentration. At period end, two shareholders each owned 20% or more of the Fund’s total outstanding shares.

The shareholders are related parties of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. Related parties owned 100% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

25        OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due

26        OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

6. Use of Derivatives (Continued)

to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable (or payable) and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $2,941,003 and $20,566,539, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC

27        OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction.

28        OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

6. Use of Derivatives (Continued)

Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities

Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Deutsche Bank AG	$313,083	$–	$–	$–	$313,083

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

29        OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

	Asset Derivatives		Liability Derivatives

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Forward currency exchange contracts	Unrealized appreciation on forward currency exchange contracts	$313,083	Unrealized depreciation on forward currency exchange contracts	$–

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Forward currency exchange contracts

Forward currency exchange contracts	$ (368,840)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Forward currency exchange contracts

Forward currency exchange contracts	$ 373,097

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount

Contributions	431,035	$7,030,710	1,334,667	$20,663,894
Withdrawals	(1,886,830)	(30,315,932)	(3,222,516)	(49,701,149)

Net decrease	(1,455,795)	$(23,285,222)	(1,887,849)	$(29,037,255)

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$150,769,765	$145,381,741

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate of 0.40%.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager,

30        OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

9. Fees and Other Transactions with Affiliates (Continued)

not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Directors’ Compensation. The Fund’s Board of Directors (“Board”) has adopted a compensation deferral plan for Independent Directors that enables Directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Directors under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Directors. The Fund purchases shares of the funds selected for deferral by the Directors in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Directors’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $4,967 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

31        OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of Oppenheimer Master Event-Linked Bond Fund, LLC:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Master Event-Linked Bond Fund, LLC (the Fund), including the statement of investments, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Master Event-Linked Bond Fund, LLC as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

November 22, 2017

32        OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together, the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Directors (the “Board”), including a majority of the independent Directors, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

33        OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Caleb Wong, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund and the Managers, including comparative performance information. The Board reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to its benchmark and to the performance of other nontraditional bond funds.The Board considered that the Fund outperformed its category median during the one-, three- and five-year periods.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other nontraditional bond funds with comparable asset levels and distribution features. The Board considered that the Fund’s contractual management fee and its total expenses were below their respective peer group medians and category medians.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund and whether those economies of scale benefit the Fund’s

34        OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

shareholders at the current level of Fund assets in relation to its management fee. The Board noted that the Fund does not have management fee breakpoints at this time.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Directors meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Directors. Fund counsel and the independent Directors’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Directors, decided to continue the Agreements through August 31, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

35        OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

36        OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

DIRECTORS AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT DIRECTORS	The address of each Director in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Director serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Robert J. Malone, Chairman of the Board of Directors (since 2016), Director (since 2008) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990- 1991) and Member (1984-1999) of Young Presidents Organization. Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Andrew J. Donohue, Director (since 2017) Year of Birth: 1950	Of Counsel, Shearman & Sterling LLP (since September 2017); Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

37        OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

DIRECTORS AND OFFICERS Unaudited / Continued

Jon S. Fossel, Director (since 2008) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (2005-2015); Director of Jack Creek Preserve Foundation (non-profit organization) (since March 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub- Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Director (since 2008) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Director (since 2008) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director (1991-2016), Vice Chairman of the Board (2006-2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 45 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

38        OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Victoria J. Herget, Director (since 2012) Year of Birth: 1951	Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 45 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Director (since 2008) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS Charitable Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Director (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 45 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

39        OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

DIRECTORS AND OFFICERS Unaudited / Continued

James D. Vaughn, Director (since 2012) Year of Birth: 1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED DIRECTOR AND OFFICER

Mr. Steinmetz is an “Interested Director” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Director and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Director (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND

The addresses of the Officers in the chart below are as follows: for Mr. Wong, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Caleb Wong, Vice President (since 2008) Year of Birth: 1965	Vice President of the Sub-Adviser (since June 1999); Senior Portfolio Manager of the Sub-Adviser (since January 2005); Head of fixed income quantitative research and risk management of the Sub-Adviser (1997-1999) and worked in fixed-income quantitative research and risk management for the Sub-Adviser (since July 1996). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

40        OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Cynthia Lo Bessette Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Senior Vice President and Deputy General Counsel of the Manager (March 2015-February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 101 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002- 2007). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

41        OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2017 OppenheimerFunds, Inc. All rights reserved.

42        OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

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43        OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RA1270.001.0917 November 21, 2017

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.  Audit Committee Financial Expert.

The Board of Directors of the registrant has determined that Karen L. Stuckey, the Chairwoman of the Board’s Audit Committee, is the audit committee financial expert and that Ms. Stuckey is “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $51,200 in fiscal 2017 and $49,600 in fiscal 2016.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $3,500 in fiscal 2017 and $6,710 in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $386,986 in fiscal 2017 and $598,285 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, custody audits, and additional audit services.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $286,402 in fiscal 2017 and $45,432 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include:  tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Directors.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $676,888 in fiscal 2017 and $650,427 in fiscal 2016 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Master Event-Linked Bond Fund, LLC

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/14/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/14/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	11/14/2017